New England Telephone and Telegraph Company

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, New England Telephone and Telegraph Company, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

WHEREAS, each of the undersigned is a Director, an Officer, or both an Officer and Director of the Company;

NOW, THEREFORE, each of the undersigned hereby constitues and appoints Richard
A. Jalkut and John W. Diercksen, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as a Director, and Officer or as both an Officer and a Director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 19th day of March, 1997.

/s/ Richard A. Jalkut                      /s/ J W Diercksen
------------------------------------       ---------------------------------
Richard A. Jalkut, President and           John W. Diercksen, Vice President-Finance
Chief Executive Officer and Director       and Treasurer (Acting) and Controller


/s/ Lilyan H. Affinito                     /s/ Ronald A. Homer                         /s/ Donald B. Reed
------------------------------------       ---------------------------------           --------------------------------
Lilyan H. Affinito, Director               Ronald A. Homer, Director                   Donald B. Reed, Director

/s/ Joseph A. Califano, Jr.                /s/ Alice Stone Ilchman                     /s/ Paul L. Synder
-----------------------------------        ---------------------------------           --------------------------------
Joseph A. Califano, Jr., Director          Alice Stone Ilchman, Director               Paul L. Synder, Director

/s/ A J Eckelman                                                                       /s/ Ira Stepanian
----------------------------------         ---------------------------------           --------------------------------
Arnold J. Eckelman, Director               John F.X. Mannion, Director                 Ira Stepanian, Director

/s/ T F Gilbane, Jr.                       /s/ Jane E. Newman                          /s/ Frank J. Tasco
----------------------------------         ---------------------------------           --------------------------------
Thomas F. Gilbane, Jr., Director           Jane E. Newman, Director                    Frank J. Tasco, Director


State of New York           )
County of New York          ) ss.:

On the 19th day of March, 1997, personally appeared before me each of the Officers and Directors, each to me known to be the person described in and who executed the foregoing instrument, and each such person duly acknowledged that he or she executed and delivered the same for the purposes therein expressed.

                                           /s/ Robert W. Erb
                                           -----------------------------
                                           Robert Erb
                                           Notary Public, State of New York
                                           No. 31-4808105
                                           Qualified in New York County
                                           Commission Expires January 31, 1999